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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 10549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 19, 1999


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)



          New York                        333-05271                  13-3728743
----------------------------      ------------------------      -------------------
(State or other jurisdiction      (Commission File Number)       (IRS Employer
of incorporation)                                                Identification No.)


            380 Madison Avenue, New York                 10017-2951
      --------------------------------------             ----------
     (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (212) 622-3510


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Item 5.  Other Events:


         On or about 4/18/99 and 4/19/99, Chase Commercial Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1 and 1998-2 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements"). Also attached are the distribution date statements for Series 1996-1 and Series 1996-2 for the months of February and March 1999.

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits          Description
                  ----------        ---------------
                  20.1              Monthly Reports with respect to the April 18, 1999
                                    and April 19, 1999 distributions

                  20.2              Monthly Reports with respect to the distribution date
                                    statements for Series 1996-1 and 1996-2 for the
                                    months of February and March 1999.



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                                    INDEX TO EXHIBITS
                                    -----------------

Exhibit No.                         Description
-----------                         -----------------

20.1                                Monthly Reports with respect to the distribution to
                                    certificateholders on April 18, 1999 and April 19,
                                    1999.

20.2                                Monthly Reports with respect to the distribution date
                                    statements for series 1996-1 and 1996-2 for the
                                    months of February and March 1999.



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                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 4, 1999
                                            THE CHASE MANHATTAN BANK,
                                            As Paying Agent, on behalf of Chase
                                            Commercial Mortgage Securities Corp.

                                            By:    /s/ Norma Catone
                                            -----------------------------------
                                            Name:  Norma Catone
                                            Title: Vice President